Income Taxes, Rate Reconciliation (Details)		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income tax rate reconciliation
Statutory federal income tax rate		35.00%	35.00%	35.00%
State income taxes, net of federal benefit	[1]	2.50%	2.50%	(28.10%)
Effect of noncontrolling interests		(0.80%)	0.60%	3.80%
Change in federal valuation allowance	[2]	2.60%	0.50%	5.70%
Goodwill impairment	[3]			(12.00%)
Nondeductible compensation		2.70%	0.20%	(1.00%)
Other differences, net		1.20%	0.80%	(0.20%)
Total income tax rate		43.20%	39.60%	3.20%

[1]	State income taxes, net of federal benefit, include changes in unrecognized tax benefits as well as adjustments to the valuation allowance. During the third quarter of 2014 TDS recorded a $38 million increase to income tax expense related to a valuation allowance recorded against certain state deferred tax assets.
[2]	Change in federal valuation allowance in 2015 and 2016 relates primarily to losses incurred by certain entities where realization of deferred tax assets is not "more likely than not." The change in federal valuation allowance in 2014 was due to a valuation allowance reduction for federal net operating losses previously limited under loss utilization rules.
[3]	Goodwill impairment reflects an adjustment to increase income tax expense by $18 million related to a portion of the goodwill impairment of Suttle-Straus and the HMS reporting unit recorded in 2014 which is nondeductible for income tax purposes. See Note 7 — Intangible Assets for additional information related to the goodwill impairment.